ALPS VARIABLE INVESTMENT TRUST

ALPS/RED ROCKS LISTED PRIVATE EQUITY PORTFOLIO
(the “Portfolio”)

SUPPLEMENT DATED APRIL 3, 2017
 TO THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
DATED APRIL 30, 2016

Effective immediately, Kirk McCown, Andrew Drummond and Wyck Brown, have joined the portfolio management team with respect to the Portfolio. Adam Goldman and Mark Sunderhuse have provided notice of their resignations effective at the completion of a transition period, which is anticipated to be completed by no later than June 30, 2017. Therefore, the following changes are now being made with respect to the Portfolio. Effective June 30, 2017, all references to Messrs. Goldman and Sunderhuse in the Prospectuses and Statement of Additional Information shall be deleted.

Summary Prospectus/Summary Section

The following information is hereby added to the end of the section titled “Portfolio Managers” in the Summary Prospectus and the Summary section of the Prospectus:

Kirk McCown, Vice President and Portfolio Manager of the Sub-Adviser, has been portfolio manager of the Portfolio since March 2017.

Andrew Drummond, Vice President and Portfolio Manager of the Sub-Adviser, has been portfolio manager of the Portfolio since March 2017.

Wyck Brown, Senior Vice President and Portfolio Manager of the Sub-Adviser, has been portfolio manager of the Portfolio since March 2017.

Each of the foregoing persons are responsible for the day to day management of the Portfolio until June 30, 2017. After June 30, 2017, Messrs. McCown, Drummond and Brown will be responsible for the day to day management of the Portfolio.

Prospectus

The following information is added after the first sentence of the section titled “Portfolio Managers – Red Rocks Portfolio” of the Prospectus:

Adam Goldman and Mark Sunderhuse have provided notice of their resignations effective at the completion of a transition period, which is anticipated to be completed by no later than June 30, 2017 (the “Transition Period”). Each of the below persons are responsible for day to day management of the Portfolio through the Transition Period. After the conclusion of the Transition Period, Messrs. McCown, Drummond and Brown will be responsible for the day to day management of the Portfolio.

The following information is added to the end of the section titled “Portfolio Managers – Red Rocks Portfolio” of the Prospectus:

Kirk McCown, CFA
Prior to joining Red Rocks Capital in 2007, Mr. McCown was with Janus Capital and before that at Crestone Capital Management, where he was Founder and Chief Investment Officer. Previously, Mr. McCown served as Senior Vice President and Portfolio Manager for Reich & Tang in New York, Portfolio Manager for The St. Paul Companies and as a Trust Investment Officer for Norwest Bank in Omaha. Mr. McCown has a B.A. and M.A. from the University of Nebraska. He has over 35 years of investment experience and is a CFA charter holder.

Andrew Drummond
Prior to joining Red Rocks Capital in 2007, Mr. Drummond was a Portfolio Manager at Sargent, Bickham Lagudis in Boulder, Colorado. Previously, Mr. Drummond was an Equity Analyst for Berger Financial Group from 1999 through 2003 and an Analyst for Colorado Public Employees’ Retirement Association from 1996 to 1999. Mr. Drummond began his investment management career at The Boston Company Asset Management in 1992. Mr. Drummond has a B.S. from the University of Colorado and M.S. in finance from the University of Denver and over 20 years of industry experience.

Wyck Brown, CFA
Mr. Brown was named Senior Vice President of Red Rocks Capital in 2017. Mr. Brown joined ALPS in 2014 and, prior to joining ALPS, Mr. Brown was a principal and senior portfolio manager at Braddock Financial for nearly twelve years, focusing on startups, private equity portfolio companies and fixed-income investments. Previously, for over nine years, Mr. Brown served as portfolio manager, trader, and analyst, while working for ING Investment Management as well as Great-West Life & Annuity Assurance Co.

Mr. Brown received his M.B.A. in Finance from the University of Denver Daniels College of Business and a B.S. in Business Administration – Information Systems from the University of Colorado, Boulder. He is a CFA charter holder and has over 20 years of industry experience.

Statement of Additional Information

The following information in added to the section under the heading/subheading “PORTFOLIO MANAGER - Red Rocks Portfolio” of the Statement of Additional Information:

Portfolio Managers	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Total Assets (in billions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
Kirk McCown	3	$0.69	0	$0	0	$0
Andrew Drummond	3	$0.69	0	$0	0	$0
Wyck Brown	3	$0.69	0	$0	0	$0

The following information is added to the section under the heading/subheading “PORTFOLIO MANAGER Ownership of Securities” of the Statement of Additional Information:

Ownership of Securities

The table below identifies beneficial ownership of Fund securities by each Portfolio Manager as of March 31, 2017.

Portfolio Manager	Dollar Range of Ownership of Securities – ALPS/Red Rocks Listed Private Equity Portfolio
Kirk McCown	None
Andrew Drummond	None
Wyck Brown	None

The information under the heading/subheading “Portfolio Manager Compensation Structure Disclosure” of the Statement of Additional Information shall be deleted and replaced in its entirety with the following:

Compensation for Adam Goldman and Mark Sunderhuse. The Sub-Adviser seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. These portfolio managers receive a fixed base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance.

The Sub-Adviser may evaluate competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each of these portfolio manager's compensation consists of the following five elements:

● Base salary. Each portfolio manager is paid a fixed base salary. In setting the base salary, the Sub-Adviser’s intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.

● Annual bonus. Each portfolio manager is eligible to receive an annual cash bonus which has quantitative and non-quantitative components. Generally, 66.6% of the bonus is quantitatively determined, based typically on a four-year rolling average of pre-tax performance of all registered investment company accounts for which a portfolio manager has day-to-day management responsibilities versus the performance of a pre-determined peer group. High fund performance (against applicable peer group) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor fund performance (versus applicable peer group) could result in no bonus. The amount of fund assets under management typically has an impact on the bonus potential (for example, managing more assets increases the bonus potential); however, this factor typically carries less weight than relative performance. The remaining 33.3% portion of the bonus is discretionary as determined by the Sub-Adviser and takes into account other subjective factors.

Compensation for Kirk McCown, Andrew Drummond, and Wyck Brown. These Portfolio Managers are paid a fixed base salary plus a discretionary bonus, which is based on a variety of factors. Portfolio manager compensation is reviewed and may be modified as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance.

Please Retain This Supplement for Future Reference